UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 7, 2005

THERMADYNE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-22378	74-2482571
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16052 Swingley Ridge Road, Suite 300 Chesterfield, Missouri		63017
(Address of principal executive offices)		(Zip Code)

(636) 728-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.                                        Entry into a Material Definitive Agreement.

On November 7, 2005, Thermadyne Holdings Corporation (the “Company”), Thermadyne Industries, Inc., their domestic subsidiaries and certain of their foreign subsidiaries (the “Thermadyne Parties”) executed Amendment No. 10 and Agreement to the Second Lien Credit Agreement with Credit Suisse First Boston as Administrative Agent and Collateral Agent (the “Second Lien Facility”).  Amendment No. 10 to the Second Lien Facility increased the amount of borrowings from $20,000,000 to $30,000,000, extended the maturity of the Second Lien Facility from April 30, 2006 to November 7, 2008, modified a financial covenant and lowered the lending rate.  Pursuant to Amendment No. 10, the Second Lien Facility accrues interest, at the Company’s option, at LIBOR plus 4.50%, or an alternative base rate of the greater of (i) the Prime Rate or (ii) the federal funds rate plus one-half of 1.00% plus 3.50%.  Prior to Amendment No. 10, the rate had been, at the Company’s option, LIBOR plus 6.00%, or an alternative base rate of the greater of (i) the Prime Rate or (ii) the federal funds rate plus one-half of 1.00% plus 5.00%.  Furthermore, Northwoods Capital III, Limited, Northwoods Capital IV, Limited and Northwoods Capital V, Limited were assigned $16,000,000 aggregate principal amount of the $30,000,000 Second Lien Facility.

Immediate use of the proceeds was to reduce borrowings under the Company’s $80,000,000 working capital facility.

Also on November 7, 2005, the Thermadyne Parties executed the Limited Consent and Ninth Amendment (together with Amendment No. 10 to the Second Lien Facility, the “Amendments”) to the Second Amended and Restated Credit Agreement with General Electric Capital Corporation as Agent and Lender (the “Amended Credit Agreement”).  This Ninth Amendment amended the date by which the Second Lien Facility obligations must be refinanced to August 7, 2008, modified a financial covenant and enabled the Company to extend and expand its Second Lien Facility.

Copies of Amendment No. 10 to the Second Lien Facility and the Limited Consent and Ninth Amendment to the Amended Credit Agreement were filed as Exhibits 4.4 and 4.3, respectively, to the Company’s quarterly report on Form 10-Q for the period ended September 30, 2005 filed on November 9, 2005 and are herein incorporated by reference.  The foregoing summary of the Amendments is qualified in its entirety by reference to such Exhibits 4.4 and 4.3.

Item 2.02.                                        Results of Operations and Financial Condition.

On November 9, 2005, Thermadyne Holdings Corporation issued a press release announcing its financial results for the third quarter of fiscal year 2005, which ended September 30, 2005.  A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The information contained in the website cited in the press release is not part of this report.

The information in this Item 2.02 and in Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the

“Exchange Act”), as amended, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 7, 2005, the Company executed Amendment No. 10 to the Second Lien Facility and the Limited Consent and Ninth Amendment to the Amended Credit Agreement.  The terms of the Amendments are described in Item 1.01 to this current report on Form 8-K, which description is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(c)                               Exhibits.

99.1.                        Press release of Thermadyne Holdings Corporation dated November 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 10, 2005

THERMADYNE HOLDINGS CORPORATION

		By:	/s/ David L. Dyckman
		Name:	David L. Dyckman
		Title:	Executive Vice President and
Chief Financial Officer